UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2025

KAISER ALUMINUM CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-09447	94-3030279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 West McEwen Drive Suite 500
Franklin, Tennessee		37067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (629) 252-7040

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KALU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 18, 2025, Kaiser Aluminum Corporation (the “Company”), announced that Hugh (Jack) J. Barger, III has been appointed as the Company’s Executive Vice President – Sales and Marketing, effective January 1, 2026, as part of the Company’s succession planning and transition of the roles and responsibilities of Blain A. Tiffany, the Company’s current Executive Vice President – Sales and Marketing, in connection with his anticipated retirement as part of the transition. The Company intends to enter into a transition letter with Mr. Tiffany.

Mr. Barger, age 53, joined the Company in June 2025 as the Company’s Senior Vice President – Sales and Marketing and has over 25 years of progressive experience in the metals industry. Prior to joining the Company, Mr. Barger was President of Central Steel & Wire from 2021 to 2024 and previously held the position of Vice President of Sales at Central Steel & Wire. Prior to that Mr. Barger held advancing leadership roles at A.M. Castle & Company. Mr. Barger received a bachelor’s degree in Agricultural Education from North Carolina State University and a master’s degree from Kent State University.

On December 16, 2025, the Company also appointed Thomas H. Robb, age 50, as the Company’s Executive Vice President – Manufacturing. Mr. Robb rejoined the Company in August 2024 as the Company’s Vice President – Finance before transitioning to Vice President – Finance and Packaging as he assumed responsibility for the Company’s Warrick rolling mill in Evansville, Indiana as the facility has been focused on the completion and start-up of its new coating line. He was recently appointed Senior Vice President – Manufacturing. Mr. Robb has an extensive global background in finance, strategy and operations with more than 20 years of combined international aluminum and metals experience. He has a master’s in business administration from Vanderbilt University as well as a bachelor’s degree in business administration from the University of Florida.

A copy of the press release announcing the appointment of Mr. Barger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release dated December 18, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kaiser Aluminum Corporation

Date:	December 18, 2025	By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai, Vice President, Deputy General Counsel and Corporate Secretary